UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2014
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Idaho Public Utilities Commission Approval of Proposed Settlement Stipulation

On May 30, 2014, Idaho Power Company ("Idaho Power") filed an application with the Idaho Public Utilities Commission ("IPUC") requesting an extension of the terms of a settlement stipulation approved by the IPUC in December 2011 ("2011 Stipulation"). The terms and conditions of the 2011 Stipulation are described in Note 3 - "Regulatory Matters" to the consolidated financial statements included in Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the U.S. Securities and Exchange Commission on February 20, 2014. The 2011 Stipulation provides for Idaho Power's amortization of additional accumulated deferred investment tax credits ("ADITC") if Idaho Power's actual return on year-end equity in the Idaho jurisdiction ("Idaho ROE") for 2012, 2013, or 2014 is less than 9.5 percent, to help achieve a 9.5 percent Idaho ROE in the applicable year. The 2011 Stipulation provides that Idaho Power is permitted to amortize additional ADITC in an aggregate amount up to $45 million over the three-year period. Also, the 2011 Stipulation provides for the sharing with Idaho customers of specified amounts of Idaho Power's Idaho-jurisdiction earnings exceeding a 10.0 percent Idaho ROE.

As Idaho Power's 2012 and 2013 Idaho ROE exceeded 10.5 percent, the sharing provisions of the 2011 Stipulation were triggered and Idaho Power did not amortize additional ADITC in 2012 or 2013. As of the date of this report, Idaho Power also does not expect to amortize additional ADITC in 2014.

Subsequent to the filing of the May 30, 2014 application, Idaho Power, the IPUC Staff, and intervening parties engaged in discussions in an effort to reach a settlement on the terms and conditions of the extension of the 2011 Stipulation. On September 3, 2014, Idaho Power submitted to the IPUC for approval a stipulation ("2014 Stipulation") executed by Idaho Power, the IPUC Staff, and intervening parties to extend (with modifications) provisions of the 2011 Stipulation. The 2014 Stipulation, as submitted to the IPUC, provides as follows:

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If Idaho Power's actual Idaho ROE for any year during and including 2015 to 2019 is less than 9.5 percent, then Idaho Power may amortize up to $25 million of additional ADITC in the applicable year to help achieve a 9.5 percent Idaho ROE for that year, and may amortize a total of $45 million of additional ADITC (less any amount of additional ADITC amortized in 2014, if any, under the December 2011 settlement stipulation) for the 2015 to 2019 period.

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If Idaho Power's actual Idaho ROE for any year during and including 2015 to 2019 exceeds 10.0 percent, the amount exceeding a 10.0 percent Idaho ROE and up to and including a 10.5 percent Idaho ROE will be allocated 75 percent to Idaho Power's Idaho customers as a rate reduction to be effective at the time of the subsequent year's power cost adjustment and 25 percent to Idaho Power.

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If Idaho Power's actual Idaho ROE for any year during and including 2015 to 2019 exceeds 10.5 percent, the amount exceeding a 10.5 percent Idaho ROE will be allocated 50 percent to Idaho Power's Idaho customers as a rate reduction to be effective at the time of the subsequent year's power cost adjustment, 25 percent to Idaho Power's Idaho customers in the form of a reduction to the pension regulatory asset (to reduce the amount to be collected in the future from Idaho customers), and 25 percent to Idaho Power.

•	If Idaho Power amortizes the full $45 million of additional ADITC contemplated by the 2014 Stipulation prior to 2019, the sharing provisions will terminate when the full amount has been amortized.

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The Idaho ROE thresholds (9.5 percent, 10.0 percent, and 10.5 percent) will be adjusted prospectively in the event the IPUC approves a change to Idaho Power's allowed return on equity as part of a general rate case proceeding seeking a rate change effective prior to January 1, 2020. The adjustments would be under the same methodology as applicable in the December 2011 settlement stipulation.

On October 9, 2014, the IPUC issued an order approving the 2014 Stipulation as-filed.
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Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained in this report, this report contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations, including expectations as to the availability and use of tax credits. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. For instance, a statement regarding Idaho Power's expected level of amortization of tax credits during 2014 is a forward-looking statement. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in this report, IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2013, particularly Part I, Item 1A - “Risk Factors” and Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations" of that report, subsequent reports filed by IDACORP and Idaho Power with the Securities and Exchange Commission, and the following important factors: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Federal Energy Regulatory Commission affecting Idaho Power’s ability to recover costs and/or earn a reasonable rate of return; (b) changes in and compliance with state and federal laws, policies, and regulations, including new interpretations and enforcement initiatives by federal and state regulatory and oversight bodies; (c) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; and (d) new accounting or Securities and Exchange Commission requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP, Inc. and Idaho Power Company disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  October 9, 2014
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer